EXHIBIT 10.5(b)

June 1, 2012

Flintlock Capital Asset Management LLC

515 Madison Avenue – 34th Floor

New York, New York 10022

Attention: David J. Walker

Re:	Management Agreement Renewals

Dear Mr. Walker:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2013 and all other provisions of the Management Agreements will remain unchanged.

•	CTA Capital LLC

•	Emerging CTA Portfolio L.P.

•	FL Master Fund L.P.

•	Commodity Advisors Portfolio L.P.

•	Spectrum Currency

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Brian Centner at the address above or fax to 212-296-6868. If you have any questions I can be reached at 212-296-1290.

Very truly yours,

CERES MANAGED FUTURES LLC

By:	/s/ Brian Centner
Brian Centner
Chief Financial Officer & Director

FLINTLOCK CAPITAL ASSET MANAGEMENT, LLC

By:	/s/ Steve Matthews

Print Name:	Steve Matthews
BC/sr